Summary Prospectus October 1, 2015
CLASS A (IRFAX), CLASS C (IRFCX), CLASS I (IRFIX), CLASS R (IRFRX) AND CLASS Z (IRFZX) SHARES
Cohen & Steers International Realty Fund
Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.cohenandsteers.com/prospectus. You can also get this information at no cost by calling 800.330.7348 or by sending an e-mail request to marketing@cohenandsteers.com. The current prospectus and statement of additional information, dated October 1, 2015, are incorporated by reference into this summary prospectus.
Investment Objective
The investment objective of Cohen & Steers International Realty Fund (the “Fund”) is total return.
Fund Fees and Expenses
This table describes the fees and expenses that you could pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in Cohen & Steers funds. More information about these and other discounts is available from your financial intermediary and in “How to Purchase, Exchange and Sell Fund Shares—Purchasing the Class of Fund Shares that is Best for You” in the Fund’s prospectus (the “Prospectus”) and “Reducing the Initial Sales Load on Class A Shares” in the Fund’s Statement of Additional Information (the “SAI”).
	Class A	Class C	Class I	Class R	Class Z
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed On Purchases (as % of offering price)	4.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the net asset value at the time of purchase or redemption, whichever is lower)	None	1.00% (1)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.95%	0.95%	0.95%	0.95%	0.95%
Distribution (12b-1) Fees	0.25%	0.75%	None	0.50%	None
Other Expenses	0.16%	0.16%	0.16%	0.16%	0.16%
Service Fee(2)	0.10%	0.25%	0.10%	None	None
Total Other Expenses	0.26%	0.41%	0.26%	0.16%	0.16%
Total Annual Fund Operating Expenses(3)	1.46%	2.11%	1.21%	1.61%	1.11%
Fee Waiver/Expense Reimbursement(3)	(0.11)%	(0.11)%	(0.21)%	(0.11)%	(0.11)%
Total Annual Fund Operating Expenses (after fee waiver/expense reimbursement)(3)	1.35%	2.00%	1.00%	1.50%	1.00%
(1)	For Class C shares, the maximum deferred sales charge does not apply after one year.
(2)	Restated to reflect the maximum amount of shareholder servicing fees that may be paid by a share class. Actual amounts could be less.
(3)	Cohen & Steers Capital Management, Inc., the Fund’s investment advisor (the “Advisor”), has contractually agreed to waive its fee and/or reimburse expenses through June 30, 2017 so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses and extraordinary expenses) do not exceed 1.35% for the Class A shares, 2.00% for the Class C shares, 1.00% for the Class I shares, 1.50% for the Class R shares and 1.00% for the Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the Advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Advisor and the Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the Advisor did not waive its fee and/or reimburse expenses after June 30, 2017 (through June 30, 2017, expenses are based on the net amount pursuant to the fee

IRFSPRO-1015

waiver/expense reimbursement agreement). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$581	$881	$1,202	$2,110
Class C Shares
Assuming redemption at the end of the period	$303	$651	$1,125	$2,434
Assuming no redemption at the end of the period	$203	$651	$1,125	$2,434
Class I Shares	$102	$364	$ 646	$1,449
Class R Shares	$153	$497	$ 866	$1,902
Class Z Shares	$102	$342	$ 601	$1,342
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 101% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its total assets in a portfolio of non-U.S. real estate equity securities. Real estate equity securities include common stocks, preferred stocks and other equity securities issued by real estate companies, including real estate investment trusts (“REITs”) and similar REIT-like entities. A real estate company is one that (i) derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate and land; or (ii) has at least 50% of its assets invested in such real estate. The Fund may invest up to 20% of its total assets in U.S. real estate equity securities, including U.S. REITs. REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A REIT in the U.S. is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income to such shareholders. Foreign REITS and REIT-like entities are organized outside of the U.S. and have operations and receive tax treatment in their respective countries similar to that of U.S. REITs. While the Fund is not limited to investing in REIT-like entities, it is expected that the Fund will invest a significant percentage of its portfolio in these types of entities.
Under normal market conditions, the Fund expects to have investments across different countries and regions. The non-U.S. companies in which the Fund invests may include those domiciled in emerging market countries. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products per capita than more developed countries. The Fund may invest up to 15% of its total assets in emerging market companies.
The Fund may also invest in securities of foreign companies in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).
The Fund may engage in foreign currency transactions, including foreign currency forward contracts, futures contracts, options, swaps and other similar strategic transactions in connection with its investments in securities of non-U.S. companies.  The Fund's primary use of foreign currency transactions will be to reduce the foreign currency risk inherent in the Fund's investments.
Principal Risks
Before investing, be sure to read the additional descriptions of these risks in the full statutory prospectus.
Investment Risk
An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk
Your investment in Fund shares represents an indirect investment in the REIT shares and other real estate securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.
Common Stock Risk
While over the long-term common stocks have historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.
Real Estate Market Risk
Since the Fund concentrates its assets in companies engaged in the real estate industry, your investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs.
REIT Risk
REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for pass-through of income under applicable tax law. Various factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Foreign (Non-U.S.) and Emerging Market Securities Risk
Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.
Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and in some countries, less mature governments and governmental institutions. Political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect a Fund’s investments in issuers located in, doing business in or with assets in such countries. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes or the imposition of restrictions on foreign investment, the lack of hedging instruments, and repatriation of capital invested. The securities and real estate markets of some emerging market countries have in the past experienced substantial market disruptions and may do so in the future. The economies of many emerging countries may be heavily dependent on international trade and, accordingly have been and may continue to be adversely affected by trade barriers, exchange controls managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they wish to trade.
Small- and Medium-Sized Companies Risk
Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Foreign Currency and Currency Hedging Risk
Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.
The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, including foreign currency forward contracts, foreign currency futures contracts, put and call options on foreign currencies and foreign currency swaps. Such transactions may reduce returns or increase volatility, perhaps substantially.
Preferred Securities Risk
There are various risks associated with investing in preferred securities, including deferral and omission of distributions, credit risk, subordination to bonds and other debt securities in a company’s capital structure, interest rate risk, call, reinvestment, and income risk, limited liquidity, limited voting rights and special redemption rights.
Management Risk
As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Advisor’s investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.
Your investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Fund Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for the Class A shares. The table shows how the Fund’s average annual returns compare with the performance of the selected broad-based market index over various time periods. In addition to the broad-based market index, the table shows performance of the FTSE EPRA/NAREIT Developed ex US Index Net TRI, an unmanaged market-weighted total return index which consists of publicly traded equity REITs and listed property companies from developed markets whose floats are larger than $100 million and derive more than half of their total revenue from property-related activities and is net of dividend withholding taxes.  The Advisor believes that this index, as opposed to the broad-based market index, is comprised of securities that are more representative of the Fund's investment objective. Past performance (both before and after taxes) is not, however, an indication as to how the Fund may perform in the future. Updated performance information, including the Fund’s NAV per share, is available at www.cohenandsteers.com or by calling (800) 330-7348.
The bar chart does not reflect the deduction of sales charges imposed on Class A shares; if these amounts were reflected, returns would be less than those shown.

Class A Shares
Annual Total Returns(1)
Highest quarterly return during this period: 36.40%
(quarter ended June 30, 2009)
Lowest quarterly return during this period: -26.29%
(quarter ended December 31, 2008)
(1) The annual total returns for the Class C, I, R and Z shares of the Fund are substantially similar to the annual total returns of the Class A shares, because the assets of all classes are invested in the same portfolio of securities. The annual total returns differ only to the extent that the classes do not have the same expenses.
Average Annual Total Returns
(for the periods ended December 31, 2014)
	1 Year	5 Years	Since Inception (March 31, 2005)
Class A Shares
Return Before Taxes	(2.31)%	5.23%	4.05%
Return After Taxes on Distributions	(3.38)%	3.91%	2.83%
Return After Taxes on Distributions and Sale of Fund Shares	(1.03)%	3.77%	2.99%
Class C Shares
Return Before Taxes	0.60%	5.50%	3.87%
Class I Shares
Return Before Taxes	2.63%	6.56%	4.90%
Class R Shares
Return Before Taxes	N/A (1)	N/A (1)	N/A (1)
Class Z Shares
Return Before Taxes	N/A (1)	N/A (1)	N/A (1)
FTSE EPRA/NAREIT Developed ex US Index Net TRI (reflects no deduction for fees, expenses or taxes)(2)	2.84%	7.93%	6.07%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)(3)	13.69%	15.46%	8.12%
(1)	The inception date for Class R and Class Z shares is October 1, 2015.
(2)	The FTSE EPRA/NAREIT Developed ex U.S. Real Estate Index-Net is an unmanaged market-weighted total return index which consists of publicly traded equity REITs and listed property companies from developed markets whose floats are larger than $100 million and derive more than half of their total revenue from property-related activities and is net of dividend withholding taxes.
(3)	The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.
After-tax returns are shown for Class A shares only. After-tax returns for Class C, I, R and Z shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Investment Management
Advisor
Cohen & Steers Capital Management, Inc. (the “Advisor”)
Subadvisors
Cohen & Steers Asia Limited (“CNS Asia”)

Cohen & Steers UK Limited (“CNS UK”)
Portfolio Managers
The Fund's portfolio managers are:
Joseph M. Harvey—Vice President of the Fund. Mr. Harvey has been a portfolio manager of the Fund since inception.
Jon Cheigh—Vice President of the Fund. Mr. Cheigh has been a portfolio manager of the Fund since 2012.
Luke Sullivan—Mr. Sullivan has been a portfolio manager of the Fund since 2008.
William Leung—Mr. Leung has been a portfolio manager of the Fund since 2012.
Rogier Quirijns—Mr. Quirijns has been a portfolio manager of the Fund since 2012.
Purchase and Sale of Fund Shares
	Class A and C Shares	Class I Shares	Class R and Z Shares
Minimum Initial Investment	• No minimum	• $100,000 (aggregate for registered advisors)	• No minimum
Minimum Subsequent Investment	• No minimum • $100 for Automatic Investment Plans	• No minimum • $500 for Automatic Investment Plans	• No minimum • $50 for Automatic Investment Plans
You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange (“NYSE”) is open for business, by written request, wire transfer (call (800) 437-9912 for instructions) or telephone. You may purchase, redeem or exchange shares of the Fund either through a financial intermediary or directly through Cohen & Steers Securities, LLC, the Fund’s distributor (the “Distributor”). For accounts opened directly through the Distributor, a completed and signed Subscription Agreement is required for the initial account opened with the Fund.
Please mail the signed Subscription Agreement to:
Boston Financial Data Services
Cohen & Steers Funds
P.O. Box 8123
Boston, MA 02266-8123
Phone: (800) 437-9912
Tax Information
The Fund’s distributions may comprise taxable ordinary income, taxable capital gains and/or a non-taxable return of capital, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its Advisor or Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s Web site for more information.

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